                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                  Commission Only (as permitted
[ ]   Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

                        WESTERN ASSET PREMIER BOND FUND
                        -------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                        WESTERN ASSET PREMIER BOND FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 10, 2005
                            ------------------------

To the Shareholders of
WESTERN ASSET PREMIER BOND FUND

     The Annual Meeting of Shareholders of Western Asset Premier Bond Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 10, 2005 at 8:00 a.m., Pacific time, for the following purposes:

          (1) Electing seven Trustees to the Board of Trustees of the Fund; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Trustees

                                           Lisa G. Mrozek, Secretary

Pasadena, California
April 7, 2005

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        WESTERN ASSET PREMIER BOND FUND
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund to be held on May 10, 2005 at 8:00 a.m., Pacific time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders of the Fund will be asked to consider the election of seven Trustees to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 11, 2005.

     The Board of Trustees has fixed the close of business on March 15, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 11,452,459 common shares of beneficial interest, no par value ("Common Shares"), and 2,880 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund. As of the close of business on March 15, 2005, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,428,598 Common Shares (representing approximately 99% of the outstanding Common Shares) and all 2,880 outstanding Preferred Shares. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     Shareholders of the Fund as of the close of business on March 15, 2005 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, on each matter to which they are entitled to vote, with no cumulative voting rights.

     Holders of the Common Shares ("Common Shareholders") and holders of the Preferred Shares ("Preferred Shareholders") will vote as a single class on the election of five of the Trustees. Pursuant to the Fund's Bylaws and the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, have the right to elect two Trustees of the Fund. These Trustees are currently William E. B. Siart and John E. Bryson, each of whom will stand for re-election at the Annual Meeting. The Common Shareholders do not have the right to vote with respect to the election of Mr. Siart and Mr. Bryson.

     Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of the nominees other than Mr. Siart and Mr. Bryson. Thirty percent (30%) of the Preferred Shares entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum for the election of Mr. Siart and Mr. Bryson as Trustees. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     Except with respect to Mr. Siart and Mr. Bryson, the Trustees of the Fund will be elected by a plurality vote of the Shares voted on the election of Trustees at the Annual Meeting, in person or by proxy. Election of Mr. Siart and Mr. Bryson to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Trustees and present in person or represented by proxy at the Annual Meeting.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services (formerly, Georgeson Shareholder Communications, Inc.) ("CFS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $2,000. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Mr. Hirschmann and Mses. Mrozek and Harker are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. Except where a different vote is required by any provision of law or the Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     Seven Trustees are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Except for Mr. Olson, each of the nominees is presently a Trustee of the Fund.

     The Fund's Bylaws provide that the Board of Trustees will consist of such number of Trustees as may be fixed from time to time by a majority of the Trustees, which number is currently seven. Due to the expected retirement of Mr. William G. McGagh, the current Chairman of the Board, immediately following the Annual Meeting, a vacancy will exist on the Board. It is proposed that such vacancy be filled at the Annual Meeting. The Board has designated Mr. Siart as Mr. McGagh's successor as Chairman of the Board.

     It is the intention of the persons designated as proxies in the proxy, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

INFORMATION REGARDING THE NOMINEES.

     Information about the nominees is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

                                                                                                                        COMMON
                                                                                     NUMBER OF                        SHARES OF
                                          TERM OF                                   PORTFOLIOS                         THE FUND
                                         OFFICE AND                                   IN FUND          OTHER         BENEFICIALLY
                            POSITION(S)  LENGTH OF                                   COMPLEX**     DIRECTORSHIPS       OWNED ON
                             HELD WITH      TIME         PRINCIPAL OCCUPATIONS      OVERSEEN BY       HELD BY          MARCH 1,
NAME AND AGE                   FUND       SERVED*       DURING THE PAST 5 YEARS       NOMINEE         NOMINEE            2005
------------                -----------  ----------  -----------------------------  -----------    -------------     ------------
Ronald J. Arnault.........  Trustee      Served      Retired (1996) Executive Vice      14                                 0
Born in 1943                (1)(4)       since 2002  President, Chief Financial
                                                     Officer and Director of
                                                     Atlantic Richfield Company.
John E. Bryson............  Trustee      Served      Chairman and CEO, Edison           14        The Boeing           1,000***
Born in 1943                (2)(3)       since 2002  International (electric power                Company and The
                                                     generator, distributor and                   Walt Disney
                                                     structured finance provider)                 Company.
                                                     (1990-present); Chairman of
                                                     Southern California Edison
                                                     Company (1990-1999 and 2003-
                                                     present); Chief Executive
                                                     Officer of Southern
                                                     California Edison Company
                                                     (1990-1999).
Anita L. DeFrantz.........  Trustee      Served      President (1987-present) and       14        OBN Holdings             0
Born in 1952                (2)(3)       since 2002  Director (1990-present) of                   Inc.
                                                     Amateur Athletic Foundation
                                                     of Los Angeles; President and
                                                     Director of Kids in Sports
                                                     (1994-present); Vice
                                                     President and Director of the
                                                     International Rowing
                                                     Federation (1997-present);
                                                     Member of the International
                                                     Olympic Committee ("IOC")
                                                     (1986-present); Member of the
                                                     IOC Executive Board
                                                     (1992-2001); Member of the
                                                     U.S. Olympic Committee
                                                     ("USOC") (1976-present);
                                                     Member of the USOC Executive
                                                     Board (1977-present).

                                                                                                                        COMMON
                                                                                     NUMBER OF                        SHARES OF
                                          TERM OF                                   PORTFOLIOS                         THE FUND
                                         OFFICE AND                                   IN FUND          OTHER         BENEFICIALLY
                            POSITION(S)  LENGTH OF                                   COMPLEX**     DIRECTORSHIPS       OWNED ON
                             HELD WITH      TIME         PRINCIPAL OCCUPATIONS      OVERSEEN BY       HELD BY          MARCH 1,
NAME AND AGE                   FUND       SERVED*       DURING THE PAST 5 YEARS       NOMINEE         NOMINEE            2005
------------                -----------  ----------  -----------------------------  -----------    -------------     ------------
William E. B. Siart.......  Trustee      Served      Chairman of Walt Disney            14                                 0
Born in 1946                (1)(2)       since 2002  Concert Hall, Inc.
                                                     (1998-present); Chairman
                                                     (2000-present) and President
                                                     and Chief Executive Officer
                                                     (1998-2000) of Excellent
                                                     Education Development.
                                                     Formerly: Chairman and Chief
                                                     Executive Officer of First
                                                     Interstate Bancorp.
Louis A. Simpson..........  Trustee      Served      President and Chief Executive      14                                 0
Born in 1936                (1)(4)       since 2002  Officer, Capital Operations
                                                     of GEICO Corporation (1993-
                                                     present). Formerly: President
                                                     and Chief Executive Officer
                                                     of Western Asset Management
                                                     Company (1977-1979).
Jaynie Miller               Trustee      Served      Formerly, Chief Operating          14        aQuantive Inc.,          0
Studenmund................  (1)          since 2004  Officer of Overture Services,                Treasury Bank
Born in 1954                                         Inc. (2001-2004); President                  and Forest Lawn
                                                     and Chief Operating Officer                  Memorial Park
                                                     of Paymybills.com                            Association
                                                     (2000-2001); Executive Vice
                                                     President of Home Savings of
                                                     America (1997-1998).

                                                                                                                        COMMON
                                                                                     NUMBER OF                        SHARES OF
                                          TERM OF                                   PORTFOLIOS                         THE FUND
                                         OFFICE AND                                   IN FUND          OTHER         BENEFICIALLY
                            POSITION(S)  LENGTH OF                                   COMPLEX**     DIRECTORSHIPS       OWNED ON
                             HELD WITH      TIME         PRINCIPAL OCCUPATIONS      OVERSEEN BY       HELD BY          MARCH 1,
NAME AND AGE                   FUND       SERVED*       DURING THE PAST 5 YEARS       NOMINEE         NOMINEE            2005
------------                -----------  ----------  -----------------------------  -----------    -------------     ------------
                                                       Interested Nominee

Ronald L. Olson...........  N/A          N/A (5)     Senior Partner of Munger,          --        Edison                  --
Born in 1941                (Nominee)                Tolles & Olson International                 International,
                                                     (a law partnership).                         City National
                                                                                                  Corporation
                                                                                                  (financial
                                                                                                  services
                                                                                                  company), The
                                                                                                  Washington Post
                                                                                                  Company, RAND
                                                                                                  Corporation
                                                                                                  (nonprofit
                                                                                                  institution) and
                                                                                                  Berkshire
                                                                                                  Hathaway, Inc.

---------------

 (1) Member of the Audit Committee of the Board of Trustees.

 (2) Member of the Executive and Contracts Committee of the Board of Trustees.

 (3) Member of the Governance and Nominating Committee of the Board of Trustees.

 (4) Member of the Compensation Committee of the Board of Trustees.

 (5) Mr. Olson does not currently serve on the Board of Trustees. If elected, Mr. Olson would be "an interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because his law firm has provided legal services to the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

  * Each Trustee of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office.

 ** Each Trustee also serves as a Director for Pacific American Income Shares, Inc. (closed-end investment company) and Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Boards of Directors of these companies have proposed that Mr. Olson be elected as a Director of Pacific American Income Shares, Inc. and be appointed as a Director of Western Asset Funds, Inc. on May 10, 2005. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Pacific American Income Shares, Inc., and each serves as subadviser to one or more series of Western Asset Funds, Inc.

*** The nominee shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2005 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY   OR TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                               SECURITIES IN THE FUND    FAMILY OF INVESTMENT COMPANIES
---------------                               ----------------------   --------------------------------
Ronald J. Arnault...........................          None                 $10,001-$50,000
John E. Bryson..............................    $10,001-$50,000            $10,001-$50,000
Anita L. DeFrantz...........................          None                    $1-$10,000
William E. B. Siart.........................          None                 $50,001-$100,000
Louis A. Simpson............................          None                  over $100,000
Jaynie Miller Studenmund....................          None                       None

                                               Interested Nominee
Ronald L. Olson.............................          None                 $10,001-$50,000

     As of March 1, 2005, all Trustees and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund on such date.

AUDIT COMMITTEE.

     The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Siart and Simpson and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit and approves services proposed to be performed by those accountants on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Trustees have adopted a written charter for the Audit

Committee, a copy of which was attached as Appendix A to the Fund's proxy statement dated March 31, 2004.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS 61). SAS 61 requires independent accountants to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountant's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (requiring accountants to make written disclosures to and discuss with the Audit Committee various matters relating to the accountants' independence), and has discussed with such accountants the independence of such accountants.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                          Ronald J. Arnault (Chairman)
                                          William E. B. Siart
                                          Louis A. Simpson
                                          Jaynie Miller Studenmund

GOVERNANCE AND NOMINATING COMMITTEE.

     The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Bryson and McGagh and Ms. DeFrantz. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Fund's proxy statement dated March 31, 2004. The Fund does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Mr. Olson was recommended to the Governance and Nominating Committee of the Board of Trustees for consideration as a nominee by the full Board of Trustees. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

EXECUTIVE AND CONTRACTS COMMITTEE.

     The Board of Trustees has established an Executive and Contracts Committee consisting of Messrs. Bryson, McGagh and Siart and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters between meetings of the full Board of Trustees and to review the various contractual arrangements between the Fund and its affiliated persons.

COMPENSATION COMMITTEE.

     The Board of Trustees has established a Compensation Committee consisting of Messrs. Arnault, McGagh and Simpson. The Compensation Committee meets to review and make recommendations to the Board with respect to Trustee compensation for services to the Fund.

MEETINGS.

     During 2004, the Board of Trustees held five meetings, the Audit Committee held seven meetings, the Governance and Nominating Committee held four meetings, the Compensation Committee held two meetings, and the Executive and Contracts Committee held two meetings. Each Trustee attended each of the meetings of the Board of Trustees and the Committees of the Board of Trustees on which he or she served. Although the Fund's policies do not require the Trustees to attend the Fund's annual shareholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Trustees. Each current Trustee attended the Fund's annual shareholder meeting in May 2004.

SHAREHOLDER COMMUNICATIONS.

     The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

TRUSTEE COMPENSATION.

     Effective February 2005, each Trustee of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $50,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. Each Trustee also receives a fee of $5,000 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $20,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Pacific American Income Shares, Inc. according to each such investment company's average annual net assets.

     For the fiscal year ended December 31, 2004, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Directors of other funds in the same "Fund Complex."

                                                  PENSION OR RETIREMENT     ESTIMATED      TOTAL COMPENSATION
                                  AGGREGATE        BENEFITS ACCRUED AS       ANNUAL       FROM THE FUND AND ITS
                              COMPENSATION FROM      PART OF FUND'S       BENEFITS UPON   FUND COMPLEX PAID TO
NAME OF PERSON                    THE FUND              EXPENSES           RETIREMENT          TRUSTEES(1)
--------------                -----------------   ---------------------   -------------   ---------------------
Ronald J. Arnault...........       $3,505                  $0                  $0                $90,000
John E. Bryson..............       $2,859                  $0                  $0                $73,750
Anita L. DeFrantz...........       $3,370                  $0                  $0                $80,625
William E. B. Siart.........       $3,209                  $0                  $0                $82,500
Louis A. Simpson............       $3,003                  $0                  $0                $77,500
Jaynie M. Studenmund........       $  878                  $0                  $0                $21,250

---------------

(1) Includes amounts received in 2004 from the Fund and from Pacific American Income Shares, Inc. and Western Asset Funds, Inc., which are considered part of the same Fund Complex as the Fund. Effective February 2005, the Trustees earn compensation for their service as described above.

     During 2004, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

REQUIRED VOTE.

     Except with respect to Mr. Siart and Mr. Bryson, the Trustees of the Fund will be elected by a plurality vote of the Shares voted on the election of Trustees at the Annual Meeting, in person or by proxy. Election of Mr. Siart and Mr. Bryson to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Trustees and present in person or represented by proxy at the Annual Meeting. The Trustees unanimously recommend that shareholders vote to elect each of the nominees listed above to the Board of Trustees.

                     INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing securities brokerage, investment advisory, corporate and public finance, and mortgage banking services to individuals, institutions, corporations and municipalities, and the provision of other financial services. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 155 Bishopsgate, London, England EC2N3TY. Princeton Administrators, L.P., 800 Scudders Mill Road, Plainsboro NJ 08536, provides administrative services to the Fund.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                                 COMMON SHARES
                                                                                                  OF THE FUND
                           POSITION(S)       TERM OF OFFICE                                       BENEFICIALLY
                               HELD          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OWNED ON
     NAME AND AGE           WITH FUND        TIME SERVED(1)       DURING THE PAST 5 YEARS        MARCH 1, 2005
     ------------        ----------------  ------------------  ------------------------------  ------------------
James W. Hirschmann III  President         Served since 2001   Director, President and Chief            0
Born in 1960                                                   Executive Officer of the
                                                               Investment Adviser (1999-
                                                               present); Director of the
                                                               Subadviser (1999-present);
                                                               Member of the Board of
                                                               Directors of Medical
                                                               Simulation Corporation
                                                               (2003-present); Member of the
                                                               Board of Trustees of Widener
                                                               College (1995-present); Member
                                                               of the Investment Committee of
                                                               Burroughs Wellcome Fund
                                                               (2005-present); President of
                                                               Western Asset Funds, Inc.
                                                               (1999-present) and Pacific
                                                               American Income Shares, Inc.
                                                               (1999-present). Formerly:
                                                               Managing Director of the
                                                               Subadviser (1996-1999);
                                                               Director of Marketing of the
                                                               Investment Adviser
                                                               (1989-1998); Vice President
                                                               and Director of Marketing of
                                                               Financial Trust Corporation
                                                               (bank holding company)
                                                               (1988-1989); Vice President of
                                                               Marketing of Atalanta/Sosnoff
                                                               Capital (investment management
                                                               company) (1986-1988).

                                                                                                 COMMON SHARES
                                                                                                  OF THE FUND
                           POSITION(S)       TERM OF OFFICE                                       BENEFICIALLY
                               HELD          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OWNED ON
     NAME AND AGE           WITH FUND        TIME SERVED(1)       DURING THE PAST 5 YEARS        MARCH 1, 2005
     ------------        ----------------  ------------------  ------------------------------  ------------------
Ilene S. Harker          Vice President    Served since 2001   Head of Enterprise Risk of the           0
Born in 1955                                                   Investment Adviser
                                                               (2003-present); Vice President
                                                               of Western Asset Funds, Inc.
                                                               (1990-present), and Pacific
                                                               American Income Shares, Inc.
                                                               (1996-present). Formerly:
                                                               Secretary and Director of
                                                               Compliance and Controls of the
                                                               Investment Adviser (1978-
                                                               2003); Secretary of Western
                                                               Asset Funds, Inc. and Pacific
                                                               American Income Shares, Inc.
                                                               (1993-1996).
S. Kenneth Leech         Vice President    Served since 2001   Chief Investment Officer of              0
Born in 1954                                                   the Investment Adviser
                                                               (1998-present); Vice President
                                                               of Western Asset Funds, Inc.
                                                               (1990-present) and Pacific
                                                               American Income Shares, Inc.
                                                               (1998-present). Formerly:
                                                               Director of Portfolio
                                                               Management of the Investment
                                                               Adviser (1990-1998); Senior
                                                               Trader at Greenwich Capital
                                                               (1988-1990); Fixed Income
                                                               Manager of The First Boston
                                                               Corporation (holding company;
                                                               stock and bond dealers)
                                                               (1980-1987); Portfolio Manager
                                                               of National Bank of Detroit
                                                               (1977-1980).

                                                                                                 COMMON SHARES
                                                                                                  OF THE FUND
                           POSITION(S)       TERM OF OFFICE                                       BENEFICIALLY
                               HELD          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OWNED ON
     NAME AND AGE           WITH FUND        TIME SERVED(1)       DURING THE PAST 5 YEARS        MARCH 1, 2005
     ------------        ----------------  ------------------  ------------------------------  ------------------
Marie K. Karpinski       Treasurer and     Served since 2001   Vice President of Legg Mason           500
Born in 1949             Principal                             Wood Walker, Incorporated
100 Light Street         Financial and                         (1992-present); Vice President
Baltimore, MD 21202      Accounting                            and Treasurer of all Legg
                         Officer                               Mason retail funds (open-end
                                                               investment companies)
                                                               (1986-present); Vice President
                                                               and Treasurer of Legg Mason
                                                               Charles Street Trust, Inc.
                                                               (open-end investment company)
                                                               (1998-present); Vice
                                                               President, Treasurer and
                                                               Principal Financial and
                                                               Accounting Officer of Western
                                                               Asset Funds, Inc.
                                                               (1990-present); Treasurer and
                                                               Principal Financial and
                                                               Accounting Officer of Pacific
                                                               American Income Shares, Inc.
                                                               (2001-present), Western
                                                               Asset/Claymore U.S. Treasury
                                                               Inflation Protected Securities
                                                               Fund (2003-present) and
                                                               Western Asset/Claymore U.S.
                                                               Treasury Inflation Protected
                                                               Securities Fund 2
                                                               (2004-present). Formerly:
                                                               Assistant Treasurer of Pacific
                                                               American Income Shares, Inc.
                                                               (1988- 2001).

                                                                                                 COMMON SHARES
                                                                                                  OF THE FUND
                           POSITION(S)       TERM OF OFFICE                                       BENEFICIALLY
                               HELD          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OWNED ON
     NAME AND AGE           WITH FUND        TIME SERVED(1)       DURING THE PAST 5 YEARS        MARCH 1, 2005
     ------------        ----------------  ------------------  ------------------------------  ------------------
Erin K. Morris           Assistant         Served since 2001   Assistant Vice President of              0
Born in 1966             Treasurer                             Legg Mason Wood Walker,
100 Light Street                                               Incorporated (2002-present);
Baltimore, MD 21202                                            Assistant Treasurer (2001-
                                                               present) of: Legg Mason Income
                                                               Trust, Inc., Legg Mason Cash
                                                               Reserve Trust, Legg Mason Tax
                                                               Exempt Trust, Inc., Legg Mason
                                                               Tax-Free Income Fund, Western
                                                               Asset Funds, Inc. and Pacific
                                                               American Income Shares, Inc.;
                                                               Assistant Treasurer of Western
                                                               Asset/Claymore U.S. Treasury
                                                               Inflation Protected Securities
                                                               Fund (2003-present) and
                                                               Western Asset/Claymore U.S.
                                                               Treasury Inflation Protected
                                                               Securities Fund 2
                                                               (2004-present); Manager, Fund
                                                               Accounting of Legg Mason Wood
                                                               Walker, Incorporated
                                                               (2000-present). Formerly:
                                                               Assistant Manager, Fund
                                                               Accounting of Legg Mason Wood
                                                               Walker, Incorporated (1993-
                                                               2000).

                                                                                                 COMMON SHARES
                                                                                                  OF THE FUND
                           POSITION(S)       TERM OF OFFICE                                       BENEFICIALLY
                               HELD          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OWNED ON
     NAME AND AGE           WITH FUND        TIME SERVED(1)       DURING THE PAST 5 YEARS        MARCH 1, 2005
     ------------        ----------------  ------------------  ------------------------------  ------------------
Amy M. Olmert            Chief Compliance  Served since 2004   Senior Vice President of Legg            0
Born in 1963             Officer                               Mason, Inc. (2004- present);
100 Light Street                                               Vice President and Chief
Baltimore, MD 21202                                            Compliance Officer of all Legg
                                                               Mason retail open-end
                                                               investment companies
                                                               (2004-present); Vice President
                                                               and Chief Compliance Officer
                                                               of Legg Mason Charles Street
                                                               Trust, Inc., an open-end
                                                               investment company
                                                               (2004-present); Chief
                                                               Compliance Officer of Western
                                                               Asset Funds, Inc., Pacific
                                                               American Income Shares, Inc.,
                                                               Western Asset/Claymore U.S.
                                                               Treasury Inflation Protected
                                                               Securities Fund and Western
                                                               Asset/Claymore U.S. Treasury
                                                               Inflation Protected Securities
                                                               Fund 2 (2004-present).
                                                               Formerly, Director (2000-2003)
                                                               and Managing Director (2003-
                                                               2004) of Deutsche Asset
                                                               Management.

                                                                                                 COMMON SHARES
                                                                                                  OF THE FUND
                           POSITION(S)       TERM OF OFFICE                                       BENEFICIALLY
                               HELD          AND LENGTH OF        PRINCIPAL OCCUPATION(S)           OWNED ON
     NAME AND AGE           WITH FUND        TIME SERVED(1)       DURING THE PAST 5 YEARS        MARCH 1, 2005
     ------------        ----------------  ------------------  ------------------------------  ------------------
Lisa G. Mrozek           Secretary         Served since 2001   Senior Compliance Officer of             0
Born in 1962                                                   the Investment Adviser
                                                               (1999-present); Member of the
                                                               Board of Directors of
                                                               California Dollars for
                                                               Scholars (1998-present);
                                                               Member of the Board of
                                                               Trustees of Scholarship
                                                               America (2002-present);
                                                               Secretary of Western Asset
                                                               Funds, Inc. (1999-present) and
                                                               Pacific American Income
                                                               Shares, Inc. (1999-present)
                                                               Formerly: Assistant Vice
                                                               President, Fund Business
                                                               Management of Capital Research
                                                               and Management Company (an
                                                               investment management firm)
                                                               (1990-1999).

---------------

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2006 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 11, 2006.

     Shareholders who wish to make a proposal at the 2006 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April 11, 2006.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make a proposal fixing the number of Trustees, at the 2006 annual meeting must provide written notice to the Fund

(including all required information) so that such notice is received in good order by the Fund no earlier than 90 days prior to May 10, 2006 and no later than 60 days prior to May 10, 2006.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and Trustees, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2004, all such filing requirements were met.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western Asset Premier Bond Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

                            INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent public accountants of the Fund for the fiscal year ending December 31, 2005, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of Price-waterhouseCoopers LLP are currently expected to attend the meeting, and may, as they see fit, make a statement and/or respond to appropriate questions.

     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED                  AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------                  ----------   ------------------   --------   --------------
December 31, 2003................   $26,900           $8,700           $870         $3,500
December 31, 2004................   $29,000           $6,400           $950         $2,500

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including review of the rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years, including interim audit of securities pricing.

     For the fiscal years ended December 31, 2003 and December 31, 2004, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $883,350 and $372,631, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

PRE-APPROVAL POLICIES OF THE AUDIT COMMITTEE.

     The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the

Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(c).

     PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's last two fiscal years.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          Lisa G. Mrozek, Secretary

April 7, 2005

                        WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This matter is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 10, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Premier Bond Fund

                                  DETACH HERE

--------------------------------------------------------------------------------

                        WESTERN ASSET PREMIER BOND FUND
                                 COMMON SHARES
                 ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 2005

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 10, 2005, at 8:00 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET PREMIER BOND FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694




                                  DETACH HERE

[X] Please mark
    vote as in
    this example


WESTERN ASSET PREMIER BOND FUND


1.  Election of Trustees.

    (01) RONALD J. ARNAULT,                (02) ANITA L. DEFRANTZ,
    (03) RONALD L. OLSON,                  (04) LOUIS A. SIMPSON,
    (05) JAYNIE MILLER STUDENMUND


         FOR [ ]           [ ] WITHHELD
         ALL               FROM ALL
         NOMINEES          NOMINEES

         [ ] For all nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.

Signature:                                   Date:
           ---------------------------------       -----------

Signature:                                   Date:
           ---------------------------------       -----------

                        WESTERN ASSET PREMIER BOND FUND

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This matter is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 10, 2005.

Thank you in advance for your prompt consideration of this matter.

Sincerely,



Western Asset Premier Bond Fund


                                   DETACH HERE

--------------------------------------------------------------------------------

                        WESTERN ASSET PREMIER BOND FUND
                                PREFERRED SHARES
                 ANNUAL MEETING OF SHAREHOLDERS - MAY 10, 2005

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF WESTERN ASSET PREMIER BOND FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset Premier Bond Fund, a Massachusetts business trust (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 10, 2005, at 8:00 a.m., Pacific time, and at any adjournments thereof, and there at to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

             PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN ASSET PREMIER BOND FUND

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694





                                  DETACH HERE


[X] Please mark
    vote as in
    this example


WESTERN ASSET PREMIER BOND FUND


1.  Election of Trustees.

    (01) RONALD J. ARNAULT,    (02) JOHN E. BRYSON,      (03) ANITA L. DEFRANTZ,
    (04) RONALD L. OLSON,      (05) WILLIAM E.B. SIART,  (06) LOUIS A. SIMPSON,
    (07) JAYNIE MILLER STUDENMUND


         FOR [ ]           [ ] WITHHELD
         ALL               FROM ALL
         NOMINEES          NOMINEES

         [ ] For all nominees except as noted above

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Please be sure to sign and date this Proxy.

Signature:                                   Date:
           ---------------------------------       -----------

Signature:                                   Date:
           ---------------------------------       -----------